LEGG MASON TOTAL RETURN TRUST, INC. - PRIMARY SHARES
              ----------------------------------------------------

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (24.63 x 1.9080494) - (19.39 x 1.7015058) x 1000 + 1000 = 1424.43
          -----------------------------------------
                    (19.39 x 1.7015058)
   P    = 1000

   C    = 1424.43 - 1 = .424435 = 42.44%
          -------                 -----
           1000

   Average Annual Return:  Same
   ---------------------

March 31, 1993 - March 31, 1998 (five years)
-------------------------------
 Cumulative Total Return
 -----------------------

 ERV  = (24.63 x 1.9080494) - (13.61 x 1.3842249) x 1000 + 1000 = 2494.53
        -----------------------------------------
                   (13.61 x 1.3842249)
 P    = 1000

 C    = 2494.53 - 1 = 1.494532 = 149.45%
        -------                  ------
         1000

 Average Annual Return:
 ---------------------

                 1/5
 (1.494532 + 1)    - 1 = 20.06%
                         -----

March 31, 1988 - March 31, 1998 (ten years)
-------------------------------
 Cumulative Total Return:
-----------------------

ERV = (24.63 x 1.9080494) - (8.86 x 1.2048529) x 1000 + 1000 = 4402.36
      ----------------------------------------
                 (8.86 x 1.2048529)

P   = 1000

C   = 4402.36 - 1 = 3.402367 = 340.24%
      -------                   ------
       1000

Average Annual Return:
---------------------
                 1/10
   (3.402367 + 1)     - 1 = 15.98%
                            -----

                      LEGG MASON TOTAL RETURN TRUST, INC.
                      -----------------------------------
                          NAVIGATOR TOTAL RETURN TRUST
                          ----------------------------

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

 ERV = (24.87 x 1.0018706) - (19.53 x .8863402) x 1000 + 1000 = 1439.41
       ----------------------------------------
                   (19.53 x .8863402)

 P   = 1000

 C   = 1439.41 - 1 = .439410 = 43.94%
       -------                 -----
        1000

Average Annual Return:  Same
---------------------

December 1, 1994 - March 31, 1998 (life of class)
---------------------------------
 Cumulative Total Return
 -----------------------

 ERV  = (24.87 x 1.0018706) - (12.78 x .7824726) x 1000 + 1000 = 2491.65
        ----------------------------------------
                  (12.78 x .7824726)
 P    = 1000

 C    = 2491.65 - 1 = 1.491652 = 149.17%
        -------                  ------
         1000

Average Annual Return:
---------------------

               1/3.334246
 (1.491652 + 1)           - 1 = 31.50%
                                -----